UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.)

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☒ Preliminary Information Statement

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THORNBURG INVESTMENT TRUST

(Name of Registrant as Specified in its Charter)

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THORNBURG EMERGING MARKETS MANAGED ACCOUNT FUND

a series of Thornburg Investment Trust

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road

Santa Fe, NM 87506

NOTICE OF APPROVAL BY SHAREHOLDERS’ WRITTEN CONSENT OF CHANGE TO FUNDAMENTAL INDUSTRY CONCENTRATION POLICY

July [x], 2025

Dear Shareholder,

This notice is being furnished to the shareholders of the Thornburg Emerging Markets Managed Account Fund (the “Fund”), a non-diversified, open-end series of Thornburg Investment Trust, to inform the Fund’s shareholders of the approval of a change in the Fund’s fundamental investment policy with respect to industry concentration, as described in the enclosed information statement pursuant to Section 14(C) of the Securities Exchange Act of 1934 (the “Information Statement”). The enclosed Information Statement is purely for informational purposes. You are not being asked to vote or take action on any matter.

As discussed in more detail in the Information Statement, at a meeting of the Fund’s Board of Trustees (the “Board”) held on May 14, 2025, the Board approved a change in the Fund’s fundamental investment policy with respect to industry concentration. Additionally, the holders of a majority of the Fund’s outstanding voting securities will approve the revised fundamental policy with respect to industry concentration via written consent effective July 23, 2025.

The Board is not soliciting your proxy or consent in connection with the approval of the change in the Fund’s fundamental investment policy with respect to industry concentration. Pursuant to rules under the Securities Exchange Act of 1934, this Information Statement must be sent to shareholders at least 20 calendar days prior to the earliest date on which these changes may take effect. This Information Statement will be distributed on or about July [x], 2025, to shareholders of record as of July [x], 2025. You are urged to read the Information Statement in its entirety for a description of the actions taken by shareholders representing a majority of the outstanding voting securities of the Fund.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Sincerely,

/s/ Nimish S. Bhatt

Nimish S. Bhatt

President

Thornburg Investment Trust

THORNBURG EMERGING MARKETS MANAGED ACCOUNT FUND

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road

Santa Fe, NM 87506

INFORMATION STATEMENT

July [x], 2025

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

This Information Statement is furnished to the shareholders of Thornburg Emerging Markets Managed Account Fund (the “Fund”), a non-diversified, open-end series of Thornburg Investment Trust, a Massachusetts business trust, to inform shareholders of the approval of a change in the Fund’s fundamental investment policy with respect to industry concentration.

Under §13(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), no registered investment company shall, unless authorized by the vote of a majority of its outstanding securities, deviate from its policy in respect of concentration of investments in any particular industry, or group of industries. The right to vote the majority of the outstanding voting securities of the Fund is held by Thornburg Investment Management, Inc., which serves as the Fund’s investment advisor (“Thornburg” or the “Advisor”). The Advisor will, by written consent, approve changing the Fund’s industry concentration policy, effective as of July 23, 2025.

For purposes of this shareholder vote, “majority” of the outstanding voting securities of the Fund means the lesser of (i) 67% of the shares of the Fund present in person or by proxy at a meeting of the holders of more than 50% of the Fund’s outstanding shares, or (ii) more than 50% of the outstanding shares of the Fund. The change in the Fund’s industry concentration policy will be included in a supplement to the registration statement of the Fund, which will be filed with the U.S. Securities and Exchange Commission (“SEC”). This change will be effective July 23, 2025.

As discussed in more detail in this Information Statement, at a meeting of the Fund’s Board of Trustees (the “Board”) held on May 14, 2025, the Board approved the approved a change in the Fund’s fundamental investment policy with respect to industry concentration. Additionally, the Advisor, as the holder of the right to vote a majority of the Fund’s outstanding voting securities as of July [x], 2025 (the “Record Date”) will approve the revised fundamental policy with respect to industry concentration via written consent.

This Information Statement is being sent to shareholders of the Fund on or about July [x], 2025 to fulfill the notice requirement to the Fund’s shareholders of record as of the Record Date. This Information Statement describes the approved change to the Fund’s industry concentration policy. As of the Record Date, there were [xxx,xxx.xx] issued and outstanding Class SMA shares of the Fund. Since the Advisor, on behalf of the shareholders with a majority of the outstanding voting securities of the Fund will vote to approve the changes, the remaining shareholders of the Fund are not required to, nor entitled to vote on these matters.

The Fund’s most recent semi-annual report, including financial statements and schedules, is available at no charge by calling 1-800-847-0200.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. THE TRUST IS NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Change to the Fund’s Fundamental Policy Regarding Industry Concentration

The Fund’s current fundamental policy with respect to industry concentration is as follows:

The Fund may invest 25% or more of its total assets in particular industries.

Concentration in an industry may subject the Fund to greater market fluctuations than a fund that is more broadly invested across industries.

The Advisor believes that the modification of the Fund’s fundamental policy so that it cannot invest more than 25% of its net assets in a particular industry or industry group will enhance the Fund’s ability to pursue its investment objective of long term capital appreciation and will not adversely affect other aspects of the Fund’s investment strategies.

The Board determined that it was advisable that the Fund’s fundamental policy be changed so that it cannot invest more than 25% of its net assets in a particular industry or industry group. The proposed new fundamental policy with respect to industry concentration is as follows:

The Fund may not, purchase any security if, as a result of such purchase 25% or more of the Fund’s total assets (taken at current value) would be invested in securities of issuers in a single industry or group of industries.

In determining whether an issuer should be classified in a particular industry for purposes of applying the fundamental investment limitation on industry concentration described above, the Advisor may rely on its own analysis of the issuer or on available third-party industry classifications. When using third-party industry classifications for this purpose, the Advisor currently looks to classifications provided by Bloomberg. Securities of the U.S. Government and its agencies and instrumentalities are not considered to represent industries for purposes of the Fund’s industry concentration policy.

At a board meeting held on May 14, 2025, the Trustees unanimously approved the above change to the Fund’s fundamental policy regarding industry concentration, subject to shareholder approval. The holder(s) of a majority of the Fund’s outstanding voting securities as of the Record Date will approve the change in the Fund’s fundamental policy with respect to concentration by written consent. The revised fundamental policy will take effect no sooner than 20 calendar days after this Information Statement was sent to shareholders, which is anticipated to be on or about July [x], 2025.

OTHER INFORMATION

Operations of the Fund and Service Providers

The Fund is a non-diversified series of the Trust. The Trust is a Massachusetts business trust (the “Trust”) organized on June 3, 1987 as a diversified, open-end management investment company under a Declaration of Trust (the “Declaration”). The Trust’s principal executive offices are located at 2300 North Ridgetop Road, Santa Fe, NM 87506. The Board is responsible for the general oversight of the management of the Fund, including general supervision of the Advisor, and other service providers. The Board is not involved in the day-to-day management of the Trust. Like other open-end mutual funds, the Trust retains various organizations to perform specialized services on behalf of the Fund. The Advisor provides advisory and administrative services to the Fund. Thornburg Securities, LLC (“TSL”), located at 2300 North Ridgetop Road, Santa Fe, NM 87506, serves as the principal underwriter of the Fund. SS&C GIDS, Inc., Post Office Box 219017, Kansas City, MO 64121-9017 provides the Fund with transfer agent services. State Street Bank and Trust Company, located at 2 Avenue De Lafayette, Boston, MA 02111 provides accounting and custodial services to the Fund.

Shareholder Proposals

The Trust is not required to hold regular meetings of shareholders each year. Meetings of shareholders are held from time to time and shareholder proposals intended to be presented at future meetings must be submitted in writing to the Fund in reasonable time prior to the solicitation of proxies for the meeting.

Cost of the Information Statement

The Board is providing this Informational Statement. The Fund will bear the expenses incurred with drafting, printing, mailing and filing this Information Statement. The Trust will request that broker/dealer firms, custodians, nominees, and fiduciaries forward Information Statement to the beneficial owners of the shares of record. Broker/dealer firms, custodians, nominee, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such Informational Statement.

Delivery of Shareholder Documents

Only one copy of this Information Statement and other documents related to the Fund, such as annual reports, proxy materials, quarterly statements, etc. are being delivered to multiple shareholders sharing an address, unless the Trust has received contrary instructions in writing at Thornburg Investment Trust, c/o Thornburg Investment Management, Inc., 2300 North Ridgetop Road, Santa Fe, NM 87506, or by telephone at 1-800-847-0200.

Security Ownership of Certain Beneficial Owners

To the knowledge of the Trust’s management, as of the Record Date, the following shareholders were principal shareholders because they were beneficial owners, via voting and investment power with respect to such shares, of more than 5% of the outstanding Class SMA shares of the Fund:

Name and Address of Beneficial Owner	Amount of Ownership	Percent of Ownership
[CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS REINVEST ACCT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901*]	[xxx,xxx.xx]	[100]%

* Thornburg Investment Management, Inc., 2300 North Ridgetop Road, Santa Fe, NM 87506 is also deemed to be a beneficial owner by virtue of investment and voting powers granted to it as investment adviser to separately managed accounts or on behalf of separately managed account clients where Thornburg has an agreement with a managed account program’s sponsor to provide advisory services to the managed account program’s sponsor for its use in managing such account.

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval. As of the Record Date, Charles Schwab & Co Inc. as managed account program sponsor is the majority shareholder of the Fund of record and has granted investment and voting powers to Thornburg Investment Management, Inc. on behalf of all of its separately managed account clients’ investments in the Fund, totaling 100% of the Fund’s outstanding Class SMA shares.

Security Ownership of Management

As of the Record Date, no Trustees or officers of the Trust owned shares of the Fund.

BY ORDER OF THE BOARD OF TRUSTEES

/s/ Nimish S. Bhatt
Nimish S. Bhatt
President
Thornburg Investment Trust
July [x], 2025

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